UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2025

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On August 25, 2025, Envoy Medical, Inc. (the “Company”) entered into a Satisfaction of Promissory Notes (the “Satisfaction Agreement”) with GAT Funding, LLC (“GAT Funding”), an entity controlled by the Company’s largest stockholder, Glen Taylor. Pursuant to the terms of the Satisfaction Agreement, all of the Company’s obligations under promissory notes issued to GAT Funding on February 27, 2024, August 27, 2024, and March 6, 2025, respectively, each in the initial principal amount of $10,000,000 will be deemed fully satisfied, including all interest obligations included therein, in exchange for a one-time payment by the Company to GAT Funding in the amount of $100,000.

Also on August 25, 2025, the Company paid GAT Funding $100,000, which extinguished the aggregate $32,011,552 in principal and accrued interest on the promissory notes to GAT Funding. The Satisfaction Agreement was approved for the Company by the Audit Committee of the Board of Directors of the Company, comprised of all independent directors. Mr. Taylor did not serve on the Audit Committee.

The foregoing description of the Satisfaction Agreement is qualified by reference to the terms of the Satisfaction Agreement, which is attached hereto as Exhibit 10.1.

A copy of a press release issued by the Company on August 26, 2025 regarding the Satisfaction Agreement and the matters disclosed under Item 5.02 below is attached hereto as Exhibit 99.1. The information set forth Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 25, 2025, Glen Taylor delivered to the Company his resignation from the Board of Directors effective immediately. Mr. Taylor indicated that his resignation from the Board of Directors was to allow him to focus more attention to his other business interests and not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Satisfaction of Promissory Notes by and between the Company and GAT Funding, LLC, dated effective August 25, 2025.
99.1	Press Release Issued by the Company on August 26, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.

August 26, 2025	By:	/s/ Brent T. Lucas
Brent T. Lucas
Chief Executive Officer

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